UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 18, 2013

COMM 2013-CCRE13 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
KeyBank National Association
Liberty Island Group I LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-184376-10	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of December 18, 2013, with respect to COMM 2013-CCRE13 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to the Form 8-K and (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 that were previously filed.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.4	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, Liberty Island Group I LLC and Liberty Island Group LLC.

99.5	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

99.6	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

Date:  January 14, 2014

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EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.2	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.4	Mortgage Loan Purchase Agreement, dated December 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation, Liberty Island Group I LLC and Liberty Island Group LLC.
99.5	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.
99.6	Primary Servicing Agreement, dated as of December 1, 2013 between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

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